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RS INVESTMENT TRUST
388 Market Street, Suite 200                                          PROSPECTUS
San Francisco, CA 94111                                              May 1, 2000
800-766-FUND www.rsim.com                           as revised November 30, 2000
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    This Prospectus describes eleven mutual funds offered by RS Investment
Trust.

                                     GROWTH
                           RS AGGRESSIVE GROWTH FUND
                           RS DIVERSIFIED GROWTH FUND
                            RS EMERGING GROWTH FUND
                 THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
                            RS INTERNET AGE FUND-TM-
                            RS MICROCAP GROWTH FUND
                          RS MIDCAP OPPORTUNITIES FUND
                             RS VALUE + GROWTH FUND
                                     VALUE
                            THE CONTRARIAN FUND-TM-
                        RS GLOBAL NATURAL RESOURCES FUND
                                RS PARTNERS FUND

    You can call RS Investment Management at (800) 766-FUND to find out more about the Funds. This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
Summary information.........................................      3

    RS Aggressive Growth Fund...............................      3
    RS Diversified Growth Fund..............................      5
    RS Emerging Growth Fund.................................      7
    The Information Age Fund-Registered Trademark-..........      9
    RS Internet Age Fund-TM-................................     12
    RS MicroCap Growth Fund.................................     14
    RS MidCap Opportunities Fund............................     16
    RS Value + Growth Fund..................................     19
    The Contrarian Fund-TM-.................................     21
    RS Global Natural Resources Fund........................     24
    RS Partners Fund........................................     27

Fees and expenses...........................................     29

Other investment strategies and risks.......................     31

Management of the Funds.....................................     36

Portfolio managers..........................................     37

How the Funds' shares are priced............................     39

How to purchase shares......................................     40

How to sell shares..........................................     42

Exchanges...................................................     43

Dividends and distributions.................................     44

Taxes.......................................................     44

Distribution arrangements and Rule 12b-1 fees...............     45

Financial highlights........................................     46

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                              SUMMARY INFORMATION

    Objective, Principal Investment Strategies, and Principal Risks.

RS AGGRESSIVE GROWTH FUND
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-  INVESTMENT OBJECTIVE.  Capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in companies of any size that RSIM, L.P. believes offer the potential for significant increases in value. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages.

    RSIM, L.P. typically considers a number of factors in evaluating a potential investment, including, for example, whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; whether it participates in an emerging space with a large market opportunity; and whether it has a strong management team. RSIM, L.P. may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially.

    The Fund may sell securities short if RSIM, L.P. expects the value of the securities to decline.

- PRINCIPAL INVESTMENTS. The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities markets in general.

    - OVERWEIGHTING Overweighting investments in certain sectors or industries of the U.S. stock market increases the risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, or the prospects of a company to develop and market a particular technology successfully, or of technology or Internet-related investments generally.

    - SMALL COMPANIES. Although the Fund may invest its assets in companies of any size, it is likely that some portion of the Fund's assets will be invested in smaller companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the

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         Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuer's earnings potential or assets.

    - SHORT SALES AND SHORT POSITIONS. The Fund may sell securities short and may take short positions on broad securities market indexes, such as the Standard & Poor's 500 Index. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when RSIM, L.P. anticipates that the price of the security will decline. The Fund may sell futures contracts and related options on a broad market index if RSIM, L.P. expects a broad market decline. Short positions may result in a loss if the market price of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 25% of the Fund's total assets.

    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates. RSIM, L.P. anticipates that the portfolio turnover rate for the Fund's first full year of operation will not exceed 200%.

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RS DIVERSIFIED GROWTH FUND
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-  INVESTMENT OBJECTIVE.  To seek long-term capital growth.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in small-capitalization growth companies across a broadly diversified mix of industry sectors and companies. The Fund invests primarily in stocks of companies with market capitalizations of up to $1.5 billion, but may invest in securities of larger companies. The Fund may also invest a portion of its assets in companies whose potential for capital growth has not yet been recognized by other investors.

    In selecting investments for the Fund, RSIM, L.P. may look to see whether the company has a superior management team; whether the company has experienced or has the potential for superior earnings per share momentum; and whether there is a possible catalyst that has the potential to drive earnings and valuations higher (for example, new management, a new product launch). RSIM, L.P. may consider selling a security for the Fund if the stock price declines substantially below the purchase price, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., if the company's business fundamentals turn negative in RSIM, L.P.'s view, or if RSIM, L.P. believes that another investment offers a better opportunity.

- PRINCIPAL INVESTMENTS. The Fund invests principally in common and preferred stocks and warrants. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - SMALL COMPANIES. The Fund invests primarily in small companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. They may be recently organized, without proven records of success. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

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                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last three calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1997                29.45
1998                16.28
1999               150.21

During the periods shown above, the highest quarterly return was 62.94% for the quarter ended December 31, 1999, and the lowest was -16.25% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR       (8/1/96)
RS Diversified Growth Fund               150.21%           57.08%
Russell 2000 Growth Index*                43.09%           19.29%

* The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. The Russell 2000 Growth Index has replaced the Russell 2000 Index (which is composed of 2,000 U.S. companies with an average market capitalization of $467 million) as the Fund's comparative index in this Prospectus because RSIM believes the Russell 2000 Growth Index is more representative of the Fund's likely investment universe. For periods ending December 31, 1999, the One Year and Since Inception average annual total returns of the Russell 2000 Index were 21.26% and 15.87%, respectively.

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RS EMERGING GROWTH FUND
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-  INVESTMENT OBJECTIVE.  Capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in smaller, rapidly growing emerging companies. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with proprietary advantages. RS Investment Management, Inc. ("RSIM, Inc.") typically considers a number of factors in evaluating potential investments, including, for example, whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability; and whether it has a strong management team. RSIM, Inc. may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RSIM, Inc.'s price target or otherwise appears relatively high to RSIM, Inc., or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially.

- PRINCIPAL INVESTMENTS. The Fund invests in a diversified portfolio of equity securities (principally common stocks) of companies that RSIM, Inc. believes have the potential for more rapid growth than the overall economy. The Fund normally invests at least 65% of its assets in such emerging growth companies. Although the Fund may invest in companies of any size, it is likely under current market conditions that a substantial amount of its investments will be in companies with market capitalizations of $1.5 billion or less. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, Inc., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

    - SMALL COMPANIES. The Fund invests in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology or Internet-related investments generally.

    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction

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       costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last ten calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1990                 9.57
1991                58.69
1992                -2.55
1993                 7.22
1994                 7.96
1995                20.31
1996                21.53
1997                18.54
1998                28.02
1999               182.56

During the periods shown above, the highest quarterly return was 75.17% for the quarter ended December 31, 1999, and the lowest was -23.37% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR   PAST FIVE YEARS   PAST TEN YEARS
RS Emerging Growth Fund                  182.56%           44.36%           28.52%
Russell 2000 Growth Index*                43.09%           18.99%           13.51%

* The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

    The RS Emerging Growth Fund is currently closed to new investors. See "Other Information About Purchasing Shares."

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THE INFORMATION AGE FUND-REGISTERED TRADEMARK-
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-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund primarily invests in the information technology industry sector.

    - Companies in the information technology industries include companies that Elijah Asset Management considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

        - Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

        -   Telecommunications products and services.

        - Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

        -   Data processing products and services.

        - Financial services companies that collect or disseminate market, economic, and financial information.

        - Internet companies and other companies engaged in, or providing products or services for, e-commerce.

    - A particular company will be considered to be principally engaged in the information technology industries if at the time of investment Elijah Asset Management determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the information technology industries if Elijah Asset Management considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

    In selecting stocks for the Fund, Elijah Asset Management looks at a company's valuation relative to its potential long-term growth rate. Elijah Asset Management may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if Elijah Asset Management determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if Elijah Asset Management believes that another investment offers a better opportunity.

- PRINCIPAL INVESTMENTS. The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund normally invests at least 65% of its assets in the information technology sector.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

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    -    EQUITY SECURITIES.  One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Elijah Asset Management, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - CONCENTRATION. Because the Fund's investments are concentrated in the information technology industries, the value of its shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries.

    - INFORMATION TECHNOLOGY INVESTMENTS. The Fund's investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

    - SMALL COMPANIES. The Fund may invest in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

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                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1996                26.72
1997                 6.15
1998                52.20
1999               126.22

During the periods shown above, the highest quarterly return was 59.77% for the quarter ended December 31, 1999, and the lowest was -21.73% for the quarter ended December 31, 1997.

                                     TABLE


    AVERAGE ANNUAL TOTAL RETURNS (FOR                      SINCE INCEPTION
    PERIODS ENDING DECEMBER 31, 1999)      PAST ONE YEAR     (11/15/95)
The Information Age
Fund-Registered Trademark-                    126.22%          42.43%
Pacific Stock Exchange Technology Index*      116.40%          45.70%

* The Pacific Stock Exchange Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks.

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RS INTERNET AGE FUND-TM-
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in companies that RSIM, L.P. believes are likely to benefit substantially from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and
   (iii) other companies in any industry that RSIM, L.P. believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

    The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

    - Computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content.

    - Telecommunications products and services including landline, satellite, and wireless technologies and any other related technology that may emerge in the future.

    - E-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce.

    - Medical products and services developed or provided through or using the Internet.

    -    Multimedia products and services.

    -    Data processing and interpretation products and services.

    -    Dissemination of market, economic, and financial information.

    The Fund may invest in companies that RSIM, L.P. believes are likely to benefit indirectly from the development of the Internet. For example, the Fund might invest in media companies RSIM, L.P. believes will benefit substantially from advertising by companies providing products or services to Internet users. As a result, the Fund's investments will not necessarily be limited to high-technology or similar companies but may include issuers in a wide range of industries.

    The Fund may invest in companies of any size. It is likely, however, that the Fund will at times invest a substantial portion of its assets in small- and mid-cap companies, if RSIM, L.P. believes that they offer the best opportunities for long-term capital appreciation. RSIM, L.P. typically considers a number of factors in evaluating a potential investment, including, for example, whether a company participates in an emerging space with a large market opportunity; whether the company has a distinct proprietary element; whether it is gaining market share; whether it is earning superior margins or experiencing superior profitability or whether its incremental margins have potential to show improving returns; and whether it has a strong management team. RSIM, L.P. may consider selling a security for the Fund if the issuer's growth rate deteriorates or its performance otherwise disappoints, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., or if there is an unfavorable change in the issuer's management or corporate plans or if institutional ownership of the security increases substantially. Because many of the markets in which the Fund invests are characterized by rapid change, frequent new entrants, and price volatility, RSIM, L.P. will trade the Fund's portfolio actively, potentially resulting in a high portfolio turnover rate.

    The Fund may sell securities short if RSIM, L.P. expects the values of those securities to decline.

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-  PRINCIPAL INVESTMENTS.  The Fund invests principally in common stocks, but may also invest any portion of its assets in preferred stocks and warrants. The Fund invests primarily (and will normally invest at least 65% of its assets) in companies that RSIM, L.P. believes are likely to benefit substantially from the development of the Internet.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or equities markets in general.

    - INTERNET-RELATED INVESTMENTS. Because the Fund's investments are concentrated in the securities of companies whose success may depend on the development of the Internet, the value of its shares will be especially affected by factors peculiar to those companies and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of companies. These factors might include, for example, intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of such companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

         The Fund's investments in such companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of high-technology investments generally.

    - SMALLER COMPANIES. The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, with unproven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - SHORT SALES AND SHORT POSITIONS. The Fund may sell securities short and may take short positions on broad securities market indexes, such as the Standard & Poor's 500 Index. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when RSIM, L.P. anticipates that the price of the security will decline. The Fund may sell futures contracts and related options on a broad market index if RSIM, L.P. expects a broad market decline. Short positions may result in a loss if the market price of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position. The Fund may enter into short sales on securities with a value of up to 25% of the Fund's total assets.

    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates. RSIM, L.P. anticipates that the portfolio turnover rate for the Fund's first full year of operations will not exceed 200%.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS MICROCAP GROWTH FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in "micro-cap" companies with market capitalizations of $750 million or less at the time of investment that, in RSIM, L.P.'s opinion, have potential for long-term capital appreciation. The Fund may invest the remainder of its assets in securities of companies of any size. The Fund may also engage in short sales of securities it expects to decline in price. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

    In selecting investments for the Fund, RSIM, L.P. looks for companies with sustainable revenue and earnings growth; companies that have a sustainable competitive advantage, superior financial characteristics, and strong management; and companies that are underfollowed by Wall Street analysts. The Fund may sell a stock when RSIM, L.P. no longer believes that a company provides these advantages or that the stock's price fully reflects what RSIM, L.P. believes to be the company's value.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in equity securities, including common and preferred stocks, and warrants and securities convertible into common or preferred stocks. The Fund under normal circumstances invests at least 65% of its assets in "micro-cap" companies.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - MICRO-CAP AND SMALL COMPANIES. The Fund invests primarily in micro-cap and small companies, which tend to be more vulnerable to adverse developments than larger companies. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may be more volatile than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - SHORT SALES. Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

    - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last three calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1997               30.45
1998               -0.63
1999               56.66

During the periods shown above, the highest quarterly return was 34.90% for the quarter ended December 31, 1999, and the lowest was -24.58% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR       (8/15/96)
RS MicroCap Growth Fund                  56.66%            26.86%
Russell 2000 Growth Index*               43.09%            18.43%

* The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term total return.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in equity and debt securities of mid-cap companies that offer the potential for capital appreciation and/or current income. A company will be considered a mid-cap company if it has at the time of purchase by the Fund a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap-Registered Trademark- Index on the date of the last reconstitution of that index.

   In selecting investments for the Fund, RSIM, L.P. may look to see whether the company has a superior management team; whether the company has experienced or has the potential for superior earnings per share momentum; and whether there is a possible catalyst that has the potential to drive earnings and valuations higher (for example, new management, a new product launch). RSIM, L.P. may consider selling a security for the Fund if the stock price declines substantially below the purchase price, if the price of the security attains RSIM, L.P.'s price target or otherwise appears relatively high to RSIM, L.P., if the company's business fundamentals turn negative in RSIM, L.P.'s view, or if RSIM, L.P. believes that another investment offers a better opportunity.

- PRINCIPAL INVESTMENTS. The Fund normally invests a majority of its assets in common and preferred stocks, convertible securities, bonds, and notes. The Fund will normally invest in equity securities that typically pay relatively low dividends, and in convertible securities and preferred stocks, which offer current income and the potential for capital appreciation upon conversion. The Fund under normal circumstances invests at least 65% of its assets in mid-cap companies. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - DEBT SECURITIES. The Fund's investments in debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, the value of the Fund's debt securities is likely to fall. This risk is generally greater for debt securities with longer maturities. Debt securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments, or otherwise to honor its obligations.

    - MID-CAP COMPANIES. The Fund invests in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies. Mid-cap companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about mid-cap companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - CONVERTIBLE SECURITIES. "Convertible" securities include corporate bonds, debentures, notes, or preferred stocks that can be converted into (that is, exchanged for) common stock or other equity securities of the same or a different issuer, and other securities, such as warrants, that also provide an opportunity for equity participation. As a result, convertible securities are subject to the risks of investment generally in debt securities and to the risks of investment in equity securities, as well.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

    - PORTFOLIO TURNOVER Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1996               24.16
1997               22.40
1998               11.65
1999               56.12

During the periods shown above, the highest quarterly return was 33.16% for the quarter ended December 31, 1999, and the lowest was -13.53% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR       (7/12/95)
RS MidCap Opportunities Fund             56.12%             27.62%
Russell Midcap Index*                    18.23%             18.79%

* The Russell Midcap Index is an unmanaged market capitalization-weighted index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Previously, information was presented in the Table regarding the Russell Midcap Growth Index; RSIM believes that the broader scope of the Russell Midcap Index offers a more appropriate comparison for the Fund's performance. Performance of the Russell Midcap Growth Index for the past one year and since 7/12/95 was 51.29% and 25.38%, respectively. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS VALUE + GROWTH FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in equity securities of mid- and large-capitalization companies (with market capitalizations greater than $1.5 billion). In selecting investments for the Fund, the primary emphasis of Elijah Asset Management, LLC, sub-advisor to the Fund, is typically on evaluating a company's management, growth prospects, business operations, revenues, earnings, cash flows, and balance sheet in relationship to its share price.

   Elijah Asset Management seeks to identify stocks that are undervalued relative to their growth prospects. For example, Elijah Asset Management may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. The Fund may sell a security if Elijah Asset Management determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if Elijah Asset Management believes that another investment offers a better opportunity. The Fund may invest in securities of larger and smaller companies. The Fund may also sell stocks short that Elijah Asset Management believes are relatively overvalued. The Fund will likely invest a portion of its assets in technology and Internet-related companies.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in growth companies with favorable relationships between price/earnings ratios and growth rates in sectors offering the potential for above-average returns.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Elijah Asset Management, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - SHORT SALES. Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

    - OVERWEIGHTING. Overweighting investments in certain sectors or industries of the U.S. stock market increases risk that the Fund will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries.

    - TECHNOLOGY AND INTERNET INVESTMENTS. The Fund's investments in technology and Internet-related companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology and Internet-related investments generally.

    - PORTFOLIO TURNOVER. Frequent purchases and sales of the Fund's portfolio securities involve expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last seven calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1993               21.57
1994               23.11
1995               42.70
1996               14.12
1997               13.81
1998               27.44
1999               28.43

During the periods shown above, the highest quarterly return was 24.07% for the quarter ended December 31, 1998, and the lowest was -14.65% for the quarter ended December 31, 1995.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                                      SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR   PAST FIVE YEARS      (5/12/92)
RS Value + Growth Fund                   28.43%            24.85%            23.43%
Russell 1000 Growth Index*               33.16%            32.41%            22.40%

* The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE CONTRARIAN FUND-TM-
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Maximum long-term growth.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests worldwide in attractively priced equity securities of growth and value companies. The Fund invests primarily in businesses that have not yet been discovered or become popular, unpopular companies with growth potential due to changed circumstances, companies that have declined in value and no longer command an investor following, and previously popular companies temporarily out of favor due to short-term factors. Although the Fund may invest in companies of any size, it may at times invest a substantial portion of its assets in smaller companies. The Fund may at times invest in companies engaged in the production, development, or sale of natural resources. The Fund is a non-diversified mutual fund.

    In determining whether to buy or sell a security, RSIM, L.P. typically performs substantial fundamental analysis of the company, to identify companies offering the potential for long-term growth but which are out of favor or have been overlooked.

    The Fund may also do the following:

    -    Sell stocks short.

    - Take positions in options and futures contracts in anticipation of a market decline or advance.

    -    Borrow money to purchase additional portfolio securities.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in equity securities of domestic, multinational, and foreign companies whose potential values generally have been overlooked by other investors.

-  PRINCIPAL RISKS

    -    It is possible to lose money on an investment in the Fund.

    - CONTRARIAN INVESTING. Because the Fund takes investment positions contrary to those of most other investors, the Fund may not be able to realize what RSIM believes to be the unrecognized value in a security for a substantial period of time, if ever. It is also possible that RSIM's investment decisions will turn out to have been premature or incorrect. The Fund will not necessarily realize gains in a falling market, and it is possible for the Fund to lose money in either a rising or a falling market.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by an investment adviser, due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

    - EMERGING MARKET SECURITIES. Investments in emerging markets are subject to the same risks applicable to foreign investments generally but to a greater extent. For example, the securities markets and legal systems in emerging markets may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market securities may trade in limited volume and may be illiquid. Exchanges, if any, on which they trade may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    - NON-DIVERSIFIED FUND. Because the Fund is "non-diversified," it generally invests its assets in a more limited number of issuers than a diversified investment company. As a result, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

    - FUTURES AND OPTIONS TRANSACTIONS. The Fund may lose money on futures and options transactions because, among other things, the futures and options may be illiquid or their prices may not correlate perfectly with the securities or indices underlying them or with the prices of any investments which they are intended to hedge, or because an investment adviser forecasts market or price movements incorrectly. The Fund also incurs transaction costs when it opens or closes futures or option positions.

    - SMALL COMPANIES. The Fund may invest in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. These companies have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - SHORT SALES AND OTHER SHORT POSITIONS. Short positions may result in a loss if the value of the security or index in question increases between the date when the Fund enters into the short position and the date on which the Fund closes the short position.

    - LEVERAGE. Borrowing money to invest in additional securities increases the Fund's market exposure and risk and may result in losses. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses.

    - NATURAL RESOURCES INVESTMENTS. Prices of many natural resources are currently at historically low levels; there can be no assurance as to when, or whether, prices of those natural resources may recover.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last six calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1994                -5.52
1995                30.86
1996                21.68
1997               -29.51
1998               -32.69
1999                38.31

During the periods shown above, the highest quarterly return was 21.71% for the quarter ended June 30, 1999, and the lowest was -30.17% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                                      SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR   PAST FIVE YEARS      (6/30/93)
The Contrarian Fund-TM-                  38.31%             0.88%            1.54%
Morgan Stanley Capital International
All Country World Index*                 25.49%            16.76%           14.46%

* The Morgan Stanley Capital International All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS GLOBAL NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term capital appreciation.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests primarily in securities of issuers in the natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States. The Fund may also sell a security short if RSIM, L.P. expects its market price to decline.

    - Companies in the natural resources industries include companies that RSIM, L.P. considers to be principally engaged in the discovery, development, production, or distribution of natural resources, the development of technologies for the production or efficient use of natural resources, or the furnishing of related supplies or services. Natural resources include, for example, energy sources, precious metals, forest products, real estate, nonferrous metals, and other basic commodities.

    -    Companies in the natural resources industries may include, for example:

        - Companies that participate in the discovery and development of natural resources from new or conventional sources.

        - Companies that own or produce natural resources such as oil, natural gas, precious metals, and other commodities.

        - Companies that engage in the transportation, distribution, or processing of natural resources.

        - Companies that contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control.

        - Companies that provide related services such as mining, drilling, chemicals, and related parts and equipment.

    - A particular company will be considered to be principally engaged in the natural resources industries if at the time of investment RSIM, L.P. determines that at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. A company will also be considered to be principally engaged in the natural resources industries if RSIM, L.P. considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

    In determining whether to buy or sell a security, RSIM, L.P. typically performs substantial fundamental analysis of the company and its potential for capital appreciation. RSIM, L.P. generally seeks to identify companies that produce a rate of return on capital greater than their cost of capital over a commodity cycle.

- PRINCIPAL INVESTMENTS. The Fund invests primarily in common stocks, but may also invest in preferred stocks, securities convertible into stocks, and warrants to purchase stocks. The Fund normally invests at least 65% of its total assets in securities of companies in the natural resources industries. The Fund may invest the remaining 35% of its assets in securities of companies in any industry.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - FOREIGN INVESTMENT. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Many companies engaged in the natural resources industries have substantial operations in foreign countries including emerging markets. Commodity markets and legal protections in those countries may be in the early stages of development and may provide few of the advantages or protections available in domestic markets.

    - CONCENTRATION. Because the Fund concentrates in the natural resources industries, the value of the Fund's shares will be especially affected by factors peculiar to those industries and may fluctuate more widely than the value of shares of a portfolio which invests in a broader range of industries. Also, changes in regulatory policies may have a material effect on the business of companies in those industries. Prices of many natural resources are currently at historically low levels; there can be no assurance as to when, or whether, prices of those natural resources may recover.

    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

    - SHORT SALES. Short sales may result in a loss if the value of the security sold short increases between the date when the Fund enters into the short sale and the date on which the Fund closes the short sale.

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--------------------------------------------------------------------------------

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN(%)
CALENDAR YEAR END
1996                41.21
1997               -17.14
1998               -34.45
1999                22.39

During the periods shown above, the highest quarterly return was 28.04% for the quarter ended June 30, 1999, and the lowest was -22.47% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                     SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR      (11/15/95)
RS Global Natural Resources Fund         22.39%            (1.24)%
S&P 500 Index*                           21.03%            26.66 %

* The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RS PARTNERS FUND
--------------------------------------------------------------------------------

-  INVESTMENT OBJECTIVE.  Long-term growth.

- PRINCIPAL INVESTMENT STRATEGIES. The Fund invests in equity securities primarily of companies with market capitalizations of up to $1 billion that RSIM believes are undervalued. In evaluating potential investments for the Fund, RSIM employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

    - In determining whether to buy or sell investments for the Fund, RSIM, L.P. will:

        -   Perform fundamental research focusing on business analysis;

        -   Observe how management allocates capital;

        - Strive to understand the unit economics of the business of the company;

        -   Key on the cash flow rate of return on capital employed;

        -   Discern the sources and uses of cash;

        -   Consider how management is compensated; and

        -   Ask how the stock market is pricing the entire company.

- PRINCIPAL INVESTMENTS. Although the Fund invests principally in common stocks, it may also invest in preferred stocks and warrants.

-  PRINCIPAL RISKS.

    -    It is possible to lose money on an investment in the Fund.

    - EQUITY SECURITIES. One risk of investing in the Fund is the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by RSIM, L.P., due to factors that adversely affect particular companies in the portfolio and/or the U.S. equities market in general.

    - FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

    - GEOGRAPHIC CONCENTRATION. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. To the extent that the Fund invests a substantial amount of its assets in one country, it will be more susceptible to the political and economic developments and market fluctuations in that country than if it invested in a more geographically diversified portfolio.

    - SMALL COMPANIES. The Fund may invest in small companies, which tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - NON-DIVERSIFIED FUND. Because the Fund is "non-diversified," it generally invests its assets in a more limited number of issuers than a diversified investment company. As a result, its risk of loss increases if the market value of a security declines or if an issuer is not able to meet its obligations.

                       PERFORMANCE INFORMATION; BAR CHART

    The following information provides some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year, and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the Fund's performance for the last four calendar years. The table following the bar chart compares the Fund's performance to a broad-based market index. THE FUND'S PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. The Fund may not achieve its investment objective.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL RETURN (%)
CALENDAR YEAR END
1996                43.15
1997                18.08
1998               -27.38
1999                 3.73

During the periods shown above, the highest quarterly return was 18.38% for the quarter ended March 31, 1996, and the lowest was -23.21% for the quarter ended September 30, 1998.

                                     TABLE


 AVERAGE ANNUAL TOTAL RETURNS (FOR                    SINCE INCEPTION
 PERIODS ENDING DECEMBER 31, 1999)    PAST ONE YEAR      (7/12/95)
RS Partners Fund                          3.73 %            6.50%
Russell 2000 Value Index*                (1.49)%           11.04%

* The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):
  Maximum Sales Charge (Load) Imposed on Purchases            None
  Maximum Deferred Sales Charge (Load)                        None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends                                                 None
  Redemption Fee*                                             None
  Exchange Fee                                                None

--------------------------
* A $9.00 FEE IS CHARGED FOR REDEMPTIONS MADE BY BANK WIRE.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):
                                                  AGGRESSIVE    DIVERSIFIED   EMERGING     INFORMATION   INTERNET
                                                   GROWTH        GROWTH       GROWTH         AGE          AGE
                                                     -----         -----        -----         -----       -----
Management Fees                                      1.00%         1.00%        1.00%         1.00%       1.25%
Distribution (12b-1) Fees                            0.25%         0.25%        0.25%         0.25%       0.25%
Other Expenses(1)(2)                                 0.38%         0.64%        0.26%         0.35%       0.32%
                                                     -----         -----        -----         -----       -----
Total Annual Fund Operating Expenses(1)(2)           1.63%         1.89%        1.51%         1.60%       1.82%

Fee Waiver and/or Expense Limitations(2)(3)             --            --           --         0.01%       0.06%
                                                     -----         -----        -----         -----       -----
Net Expenses(2)(3)                                   1.63%         1.89%        1.51%         1.59%       1.76%

                                   MICROCAP       MIDCAP       VALUE +                  GLOBAL NATURAL
                                    GROWTH     OPPORTUNITIES    GROWTH    CONTRARIAN      RESOURCES      PARTNERS
                                  ----------   -------------   --------   -----------   --------------   --------
Management Fees                     1.25%          1.00%        1.00%        1.50%          1.00%         1.25%
Distribution (12b-1) Fees           0.25%          0.25%        0.25%        0.25%          0.25%         0.25%
Other Expenses(1)(2)                0.47%          0.37%        0.31%        0.68%          1.17%         0.86%
                                    -----          -----        -----        -----          -----         -----
Total Annual Fund Operating
 Expenses(1)(2)                     1.97%          1.62%        1.56%        2.43%          2.42%         2.36%

Fee Waiver and/or Expense
 Limitations(2)(3)                  0.05%          0.02%           --        0.02%          0.39%         0.43%
                                    -----          -----        -----        -----          -----         -----
Net Expenses(2)(3)                  1.92%          1.60%        1.56%        2.41%          2.03%         1.93%

--------------------------
(1) OTHER EXPENSES FOR THE RS AGGRESSIVE GROWTH FUND AND RS INTERNET AGE FUND-TM-, WHICH HAVE NOT YET COMPLETED A FULL FISCAL YEAR, ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(2) OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES, FEE WAIVER AND/OR EXPENSE LIMITATIONS, AND NET EXPENSES FOR THE DIVERSIFIED GROWTH FUND, INFORMATION AGE FUND-REGISTERED TRADEMARK-, MIDCAP OPPORTUNITIES FUND, VALUE + GROWTH FUND, CONTRARIAN FUND-TM-, GLOBAL NATURAL RESOURCES FUND, AND PARTNERS FUND HAVE BEEN RESTATED TO REFLECT THE EFFECT OF EXPENSE LIMITATION REIMBURSEMENTS AND ONE-TIME ACCOUNTING ADJUSTMENTS TO THE FUNDS' EXPENSES IN 1999.

(3) THE NET EXPENSES SHOWN ABOVE FOR THE INFORMATION AGE
FUND-REGISTERED TRADEMARK-, INTERNET AGE FUND-TM-, MICROCAP GROWTH FUND, MIDCAP OPPORTUNITIES FUND, CONTRARIAN FUND-TM-, GLOBAL NATURAL RESOURCES FUND, AND PARTNERS FUND SHOW THE EFFECT OF EXPENSE LIMITATIONS AND/OR FEE WAIVERS IN EFFECT THROUGH DECEMBER 31, 2000 ON TOTAL ANNUAL FUND OPERATING EXPENSES. EXPENSE LIMITATIONS AND/OR FEE WAIVERS ARE IMPOSED PURSUANT TO A WRITTEN AGREEMENT BETWEEN RSIM AND THE TRUST OR PURSUANT TO A SUB-ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT BETWEEN THE TRUST AND PFPC, INC., AND MAY BE REIMBURSED BY A FUND IN SUBSEQUENT YEARS.

    Because of Rule 12b-1 fees paid by the Funds, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under applicable broker-dealer sales rules.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses remain the same as the Total Annual Fund Operating Expenses shown above. Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          --------   --------   --------   --------
RS Aggressive Growth Fund                   $166       $514          --         --
RS Diversified Growth Fund                  $192       $594      $1,020     $2,203
RS Emerging Growth Fund                     $154       $477      $  823     $1,796
The Information Age                         $162       $504      $  869     $1,893
 Fund-Registered Trademark-
RS Internet Age Fund-TM-                    $179       $567          --         --
RS MicroCap Growth Fund                     $195       $613      $1,056     $2,283
RS MidCap Opportunities Fund                $163       $509      $  878     $1,914
RS Value + Growth Fund                      $159       $493      $  849     $1,851
The Contrarian Fund-TM-                     $245       $755      $1,291     $2,753
RS Global Natural Resources Fund            $206       $717      $1,253     $2,715
RS Partners Fund                            $196       $695      $1,219     $2,652

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--------------------------------------------------------------------------------

                     OTHER INVESTMENT STRATEGIES AND RISKS

    In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that a Fund's Adviser might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Adviser.

    A Fund may not achieve its objective in all circumstances and you could lose money by investing. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield.

    In the remainder of this Prospectus, each of RSIM, L.P., RSIM, Inc., Elijah Asset Management, LLC, and Eastbourne Management, L.L.C. is referred to sometimes as an "Adviser" and they are sometimes referred to collectively as the "Advisers."

    The Funds' investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. Each Adviser seeks aggressively to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. An Adviser may devote more of a Fund's assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Fund that would be inappropriate for less aggressive mutual funds. In addition, unlike most other mutual funds, some of the Funds may engage in short sales of securities which involve special risks. Each of the Funds may hold a portion of its assets in cash or money market investments.

    All percentage limitations on investments will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment.

    The Trustees of the Trust may change the investment objective and policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

RISKS OF INVESTING IN THE FUNDS
-------------------------------------

    INVESTMENTS IN SMALLER COMPANIES. Each of the Funds may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized, and have little or no track record or success. Also, the Fund may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

    Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when an Adviser would otherwise

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
have sold the security. It is possible that an Adviser or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Fund.

    FOREIGN SECURITIES. The Funds may invest in securities principally traded in foreign markets. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

    In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and a Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. Except as otherwise provided in this Prospectus, there is no limit on the amount of a Fund's assets that may be invested in foreign securities.

    Each of the Funds may invest in securities of issuers in developing countries. Certain Funds may at times invest a substantial portion of their assets in such securities. Investments in developing countries are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries. For example, the securities markets and legal systems in developing countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Funds may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Funds may also invest a substantial portion of their assets in securities traded in the over-the-counter markets in such countries and not on any exchange, which may affect the liquidity of the investment and expose the Funds to the credit risk of their counterparties in trading those investments. The prices of securities of issuers in developing countries are subject to greater volatility than those of issuers in many more developed countries.

    DEBT SECURITIES. Each of the Funds may invest in debt securities from time to time, if the Fund's Adviser believes investing in such securities might help achieve the Fund's objective. The MidCap Opportunities and Partners Funds may invest without limit in debt securities and other fixed-income securities. Each of the other Funds may invest in debt securities to the extent consistent with its investment policies, although the Fund's Adviser expects that under normal circumstances those Funds would not likely invest a substantial portion of their assets in debt securities.

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--------------------------------------------------------------------------------

    The MIDCAP OPPORTUNITIES FUND, the DIVERSIFIED GROWTH FUND, and THE CONTRARIAN FUND-TM- may invest in lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly called "junk bonds") are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of those securities in which a Fund may invest may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

    Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. In addition, the lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. Changes by recognized rating services in their ratings of any fixed-income security and in the ability or perceived inability of an issuer to make payments of interest and principal may also affect the value of these investments. See the Statement of Additional Information.

    Each of the other Funds will invest only in securities rated "investment grade" or considered by a Fund's Adviser to be of comparable quality. Investment grade securities are rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Securities rated Baa or BBB lack outstanding investment characteristics, have speculative characteristics, and are subject to greater credit and market risks than higher-rated securities. Descriptions of the securities ratings assigned by Moody's and Standard & Poor's are described in the Statement of Additional Information.

    A Fund will not necessarily dispose of a security when its debt rating is reduced below its rating at the time of purchase, although the Fund's Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective. If a security's rating is reduced below investment grade, an investment in that security may entail the risks of lower-rated securities described below.

    BORROWING AND LEVERAGE. THE CONTRARIAN FUND-TM- may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Fund's market exposure and its risk. In addition, use of short sales by the Fund may provide the economic equivalent of the Fund's borrowing money. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on the Adviser's ability to predict market movements correctly. The Fund may at times borrow money by means of reverse repurchase agreements. Reverse repurchase agreements generally involve the sale by the Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Reverse repurchase agreements will increase the Fund's overall investment exposure and may result in losses. The amount of money borrowed by the Fund for leverage may generally not exceed one-third of the Fund's assets (including the amount borrowed).

    SHORT SALES (AGGRESSIVE GROWTH FUND, RS INTERNET AGE FUND-TM-, MICROCAP GROWTH FUND, VALUE + GROWTH FUND, THE CONTRARIAN FUND-TM-, AND GLOBAL NATURAL RESOURCES FUND ONLY). When a Fund's Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
a Fund will be able to close out the position at any particular time or at an acceptable price.

    The Contrarian Fund-TM- may enter into short sales on securities with a value of up to 40% of the Fund's total assets. Use of short sales by a Fund may have the effect of providing the Fund with investment leverage. For a description of the effects and the risks of investment leverage, see "Borrowing and leverage" in this Prospectus. Each of the Funds other than The Contrarian Fund-TM- may enter into short sales on securities with a value of up to 25% of the Fund's total assets.

    ZERO COUPON BONDS. Any of the Funds may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

    OPTIONS AND FUTURES. A Fund may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, a Fund may at times seek to hedge against fluctuations in net asset value and to attempt to increase its investment return.

    A Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Fund will be able to utilize these instruments effectively for the purposes stated above. Options and futures transactions involve certain risks which are described below and in the Statement of Additional Information.

    Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

    INDEX FUTURES AND OPTIONS. A Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices (or may purchase investments whose values are based on the value from time to time of one or more securities indices) for hedging purposes. An index future is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. A Fund may also buy and sell index futures and options to increase its investment return.

    RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Fund that are the subject of a hedge. The successful use by a Fund of the strategies described above further depends on the ability of its Adviser to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out futures or options positions. Although a Fund will enter into an options or futures transactions only if its Adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

    Each Fund expects that its options and futures transactions generally will be conducted on recognized exchanges. A Fund may in certain instances purchase and sell options in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options, and such transactions also involve the risk that securities dealers participating in such

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transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its Adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

    A Fund will not purchase futures or options on futures or sell futures if, as a result, the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

    NON-DIVERSIFICATION AND SECTOR CONCENTRATION. THE CONTRARIAN FUND-TM- and the PARTNERS FUND are "non-diversified" investment companies, and may invest their assets in a more limited number of issuers than may other investment companies. Under the Internal Revenue Code, an investment company, including a non-diversified investment company, generally may not invest more than 25% of its assets in the securities of any one issuer other than U.S. Government securities and other securities of certain other investment companies and, with respect to 50% of its total assets, a Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities and securities of certain other investment companies). Thus, each of those Funds may invest up to 25% of its total assets in the securities of each of any two issuers. This practice involves an increased risk of loss to a Fund if the market value of a security should decline or its issuer were otherwise not to meet its obligations. At times a Fund may invest more than 25% of its assets in securities of issuers in one or more market sectors such as, for example, the technology sector. A market sector may be made up of companies in a number of related industries. A Fund (other than The Information Age Fund-Registered Trademark-, RS Internet Age Fund-TM-, and Global Natural Resources Fund, which typically concentrate in specific market sectors) would only concentrate its investments in a particular market sector if its Adviser were to believe the investment return available from concentration in that sector justifies any additional risk associated with concentration in that sector. When a Fund concentrates its investments in a market sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector.

    HIGH-TECHNOLOGY AND THE INTERNET. Many of the Funds may invest all or a substantial portion of their assets in companies in high-technology or Internet-related sectors. Companies in those sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, and enhancements, and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Investments in these sectors may be highly volatile.

    SECURITIES LOANS AND REPURCHASE AGREEMENTS. Each of the Funds other than the Value + Growth Fund may lend portfolio securities to broker-dealers, and each of the Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

    DEFENSIVE STRATEGIES. At times, a Fund's Adviser may judge that market conditions make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these "defensive" strategies, a Fund may invest in U.S. Government securities, other high-quality debt

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instruments, and other securities its Adviser believes to be consistent with the
Fund's best interests. If such a temporary "defensive" strategy is implemented, a Fund may not achieve its investment objective.

    PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates. The Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS
-------------------------------------

    RS Investment Management, L.P., 388 Market Street, Suite 200, San Francisco, CA 94111, is the investment adviser for each of the Funds other than the Emerging Growth Fund. RSIM, L.P., a California partnership, was formed in 1993. RS Investment Management, Inc., 40 Tower Lane, Avon Park South, Avon, Connecticut 06001 is the investment adviser for the Emerging Growth Fund.
RSIM, Inc. commenced operations in March 1986. (RSIM, L.P. and RSIM, Inc. are sometimes referred to collectively in this Prospectus as "RS Investment Management.")

    Subject to such policies as the Trustees may determine, RS Investment Management (or a Sub-Adviser to the Fund in question, as the case may be) furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. The Trust pays all expenses not assumed by RS Investment Management including, among other things, Trustees' fees, auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under the Funds' Distribution Plans.

    The Advisers place all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, an Adviser may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, an Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers.

    RS Investment Management may at times bear certain expenses of the Funds. The Investment Advisory Agreements between the Funds and RS Investment Management permit RS Investment Management to seek reimbursement for those expenses within the succeeding two-year period, subject to any expense limitations then applicable to the Fund in question.

    ADMINISTRATIVE SERVICES. Each of the AGGRESSIVE GROWTH, DIVERSIFIED GROWTH, THE INFORMATION AGE-REGISTERED TRADEMARK-, RS INTERNET AGE-TM-, MICROCAP GROWTH, MIDCAP OPPORTUNITIES, AND GLOBAL NATURAL RESOURCES FUNDS has entered into an agreement with RSIM, L.P. pursuant to which RSIM, L.P. provides administrative services to the Fund. No fees are payable by the Funds under the agreement.

SUB-ADVISERS
-------------------------------------

    Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a newly formed Delaware limited liability company, serves as sub-adviser to The Information Age Fund-Registered Trademark- and the Value + Growth Fund in respect of all of the assets of those Funds. Eastbourne Management, L.L.C. 1101 Fifth Avenue, Suite 160, San Rafael, California 94901, serves as a

                                       36
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sub-adviser in respect of a portion of the assets of The Contrarian Fund-TM-.
(Each of Elijah Asset Management and Eastbourne is sometimes referred to as a "Sub-Adviser.") Subject to such policies as the Trustees or RSIM, L.P. may determine, each Sub-Adviser manages such of the Fund's assets as are allocated to it in accordance with the Fund's investment objective, policies, and limitations. Each Sub-Adviser also makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for such Fund in respect of those assets.

    ELIJAH ASSET MANAGEMENT, LLC. RSIM, L.P. pays a fee to Elijah Asset Management with respect to each of The Information Age
Fund-Registered Trademark- and the Value + Growth Fund equal to 50% of the fees paid to RSIM, L.P. by such Fund pursuant to its Investment Advisory Agreement.

    Pursuant to an agreement with RSIM, L.P., Elijah Asset Management has agreed to employ Mr. Ronald Elijah as the full-time principal portfolio manager of The Information Age Fund-Registered Trademark- and the Value + Growth Fund. Previously, Mr. Elijah managed those Funds as an employee of RSIM, L.P.

    EASTBOURNE MANAGEMENT, L.L.C. RSIM, L.P. allocates a portion of The Contrarian Fund's-TM- assets for management by Eastbourne in circumstances where RSIM, L.P. believes that management of those assets by Eastbourne would be in the best interests of the Fund, such as where RSIM, L.P. believes that long investments by the Fund might be desirable in sectors or companies where Eastbourne might offer a successful investment program. RSIM, L.P. pays a fee to Eastbourne in an amount equal to 40% of the fees paid to RSIM, L.P. under its Investment Advisory Agreement with the Fund, in respect of assets allocated to Eastbourne. Eastbourne may terminate its sub-advisory agreement at any time.

    For 1999, the Funds paid, in total, the following advisory fees (as a percentage of each Fund's average net assets):

                                   ADVISORY    CONTRACTUAL
                                  FEES PAID*      RATE
                                  ----------   -----------
RS Diversified Growth Fund          1.00%         1.00%
RS Emerging Growth Fund             1.00%         1.00%
The Information Age
 Fund-Registered Trademark-         1.00%         1.00%
RS Internet Age Fund-TM-(1)         1.25%         1.25%
RS MicroCap Growth Fund             1.25%         1.25%
RS MidCap Opportunities Fund        0.94%         1.00%
RS Value + Growth Fund              1.00%         1.00%
The Contrarian Fund-TM-             1.50%         1.50%
RS Global Natural Resources Fund    1.00%         1.00%
RS Partners Fund                    0.71%         1.25%

* The fees paid reflect expense limitations in effect during the period for certain Funds. They do not reflect reimbursements by the Funds during the year for expenses borne by RSIM in prior periods.

(1) Shares of the RS Internet Age Fund-TM- were first offered for sale on December 1, 1999. Therefore, the fees paid reflect fees for December 1 through December 31, 1999.

                               PORTFOLIO MANAGERS

    Roderick R. Berry, formerly an employee of RSIM, L.P. and now a member of Elijah Asset Management, serves as a co-portfolio manager of The Information Age Fund-Registered Trademark-. Prior to joining Elijah Asset Management, Mr. Berry was a member of the RS Investment Management research team. He has served on the management team of that Fund since its inception. Prior to joining RS Investment Management, Mr. Berry worked for USL Capital for six years as both an investment officer and a financial manager. Prior to joining USL Capital, he was the assistant product manager for interest-bearing checking at Wells Fargo Bank. From 1987-1989, Mr. Berry was president and founder of the Bay Area Optical Laboratory, Inc., a wholesale optical laboratory. He holds a B.A. in economics from Stanford University and an M.B.A. from the J.L. Kellogg School at Northwestern University.

    James L. Callinan is responsible for managing the Emerging Growth Fund's and the Aggressive Growth Fund's portfolios. Mr. Callinan is also a co-manager of RS Internet Age Fund-TM-. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in

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June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth
Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School, and is a Charter Financial Analyst.

    Ronald E. Elijah, formerly an employee of RSIM, L.P. and now a managing member of Elijah Asset Management, has managed the Value + Growth Fund's portfolio since that Fund's inception in April 1992. Mr. Elijah is also the portfolio manager for The Information Age Fund-Registered Trademark-. From August 1985 to January 1990, Mr. Elijah was a securities analyst for Robertson, Stephens & Company LLC. From January 1990 to January 1992, Mr. Elijah was an analyst and portfolio manager for Water Street Capital, which managed short selling investment funds. He holds a master's degree in economics from Humboldt State University and an M.B.A. with an emphasis in finance from Golden Gate University.

    David J. Evans is responsible for managing the portfolio of the MicroCap Growth Fund. Mr. Evans has more than fifteen years of investment research and management experience, and has been a part of the management team at RS Investment Management since 1989. Mr. Evans was an analyst and portfolio manager at CIGNA before joining RS Investment Management. He holds a B.A. from Muskingum College and an M.B.A. from the Wharton School of the University of Pennsylvania.

    Andrew P. Pilara, Jr. has been responsible for managing the Partners Fund since the Fund's inception in July 1995 and is responsible for managing the Global Natural Resources Fund. Since August 1993 he has been a member of The Contrarian Fund-TM- management team. Mr. Pilara has been involved in the securities business for over 25 years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, he was president of Pilara Associates, an investment management firm he established in 1974. He holds a B.A. in economics from St. Mary's College. Mr. Pilara served as a Trustee of the Trust from September 1997 to May 1999.

    Rainerio Reyes joined RS Investment Management in February 1994 and serves as a co-portfolio manager of the MicroCap Growth Fund. Prior to joining RS Investment Management, he was a manager in Ernst & Young's management consulting division and served clients in the retail, hotel, financial services, real estate, and business services industries. During the Aquino Administration, Mr. Reyes served as Executive Assistant to the Secretary of Transportation and Communications, Republic of the Philippines. While with the Hilton Hotels Corporation, Mr. Reyes held various management positions with the food and beverage and rooms divisions. Mr. Reyes holds a B.S. in hotel and restaurant administration from Cornell University and an M.B.A. with a major in finance from the Wharton School of the University of Pennsylvania.

    John H. Seabern serves as a co-portfolio manager of the Diversified Growth Fund. He has served on the management team of that Fund since its inception.
Mr. Seabern is also a research analyst for the MidCap Opportunities Fund. Prior to joining the MidCap Opportunities Fund, Mr. Seabern was a research analyst for The Contrarian Fund-TM-. He has been with RS Investment Management since September 1993. Prior to that time, Mr. Seabern worked at Duncan-Hurst Capital Management as a performance analyst for two years. He holds a B.S. degree in finance from the University of Colorado and is a CFA.

    John L. Wallace has been responsible for managing the MidCap Opportunities Fund since its inception in July 1995 and is responsible for managing the Diversified Growth Fund. Prior to joining RS Investment Management, Mr. Wallace was Vice President of Oppenheimer Management Corp., where he was portfolio manager of the Oppenheimer Main Street Income and Growth Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

    Catherine Baker is co-manager of RS Internet Age Fund-TM-. Ms. Baker joined the RS Investment Management research team in March 1997 and is a member of RS Growth Equities Group. Previously, she was a Principal and Senior Analyst covering information technology and services companies at Robertson, Stephens & Co. beginning in the spring of 1995.

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Prior to joining Robertson, Stephens & Co., she served as an analyst at Cowen &
Company. She also has previous brokerage analyst experience at J.P. Morgan Securities and industry experience at IBM as an analyst in software acquisitions. Cathy has a B.S.E. in Electrical Engineering from the University of Michigan and an M.B.A. from Carnegie-Mellon University. She is also a CFA.

    The Contrarian Fund-TM- is managed by a team of investment professionals at RS Investment Management and Eastbourne Management, L.L.C. Mr. Paul Stephens and Mr. Andrew P. Pilara, Jr. serve as senior members of the RS Investment Management team for the Fund and Mr. Rick Barry serves as a senior member of the Eastbourne team for the Fund.

                        HOW THE FUNDS' SHARES ARE PRICED

CALCULATION OF NET ASSET VALUE
-------------------------------------

    Each Fund calculates the net asset value of its shares by dividing the total value of its assets, less its liabilities, by the number of shares outstanding. Shares are valued as of 4:30 p.m. eastern time on each day the New York Stock Exchange is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with the guidelines and procedures adopted by the Trust's Board of Trustees.

    The Funds will not price their shares on days when the New York Stock Exchange is closed. The Funds expect that the days, other than weekend days, that the New York Stock Exchange will be closed are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day.

    Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of a Fund denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of a Fund's shares is calculated. Because certain of the securities in which a Fund may invest may trade on days when such Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

    Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value are computed as of such times. Also because of the amount of time required to collect and process trading information as to large number of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

    During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund's net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part

                                       39
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in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

                             HOW TO PURCHASE SHARES

    Currently, your minimum initial investment is $5,000 ($1,000 for IRA and for gift/transfer-to-minor accounts), and your subsequent investments must be at least $100 ($1 for IRA). You may obtain an Application by calling RS Funds at 1-800-766-FUND, or by writing to RS Funds at 388 Market Street, Suite 200, San Francisco, CA 94111. For more information on RS Funds IRAs, please call to request an IRA Disclosure Statement.

INITIAL INVESTMENTS
-------------------------------------

    You may make your initial investment by mail or by wire transfer as described below.

    BY MAIL: Send a completed Application, together with a check made payable to the Fund in which you intend to invest (or, if you are investing in more than one Fund, make your check payable to RS Investment Trust), to the Funds' Transfer Agent: National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717.

    BY OVERNIGHT MAIL: Send the information described above to: National Financial Data Services, 330 West 9th Street, First Floor, Kansas City, MO 64105-1514.

    BY WIRE:

(1) Telephone National Financial Data Services at 1-800-624-8025. Indicate the name(s) to be used on the account registration, the mailing address, your social security or tax ID number, the amount being wired, the name of your wiring bank, and the name and telephone number of a contact person at the wiring bank.

(2) Then instruct your bank to wire the specified amount, along with your account name and number to:

    State Street Bank and Trust Company
    ABA# 011 000028
    Attn.: Custody
    DDA# 99047177
    225 Franklin Street
    Boston, MA 02110
    Credit: [Name of Fund]
    For further credit:
    ---------------------------------
    (Shareholder's name)
    ---------------------------------
    (Shareholder's account #)

(3) At the same time, you MUST mail a completed and signed Application to:
    National Financial Data Services, P.O. Box 219717, Kansas City, MO 64121-9717. Please include your account number on the Application. Failure to supply a signed Application may result in backup withholding.

    You also may purchase and sell shares through certain securities brokers. Such brokers may charge you a transaction fee for this service; account options available to clients of securities brokers, including arrangements regarding the purchase and sale of Fund shares, may differ from those available to persons investing directly in the Funds. The Funds, an Adviser, or Provident Distributors, Inc. ("Provident"), the Funds' distributor, may in their discretion pay such brokers for shareholder, subaccounting, and other services.

SUBSEQUENT INVESTMENTS
-------------------------------------

    After your account is open, you may invest by mail, telephone, or wire at any time. Please include your name and account number on all checks and wires. Please use separate checks or wires for investments to separate accounts.

                                       40
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    AUTOBUY.  The Autobuy option allows shareholders to purchase shares by moving money directly from their checking account to a Fund. If you have established the Autobuy option, you may purchase additional shares in an existing account in any amount that does not exceed the cumulative dollar value held in the account, by calling the Transfer Agent at 1-800-624-8025 and instructing the Transfer Agent as to the dollar amount you wish to invest. The investment will automatically be processed through the Automatic Clearing House
(ACH) system. Shares will be issued at the net asset value per share after the Fund accepts your order, which will typically be on the date when you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the New York Stock Exchange). There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction, along with a voided check, to the Transfer Agent.

OTHER INFORMATION
ABOUT PURCHASING SHARES
-------------------------------------

    The RS Emerging Growth Fund is currently closed to new investors. However, certain retirement plans and new investors purchasing shares through certain financial intermediaries may be permitted to purchase shares of the RS Emerging Growth Fund. Contact RSIM for more information.

    All purchases of the Funds' shares are subject to acceptance by a Fund and are not binding until accepted and shares are issued. Your signed and completed Application (for initial investments) or account statement stub (for subsequent investments) and full payment, in the form of either a wire transfer or a check, must be received and accepted by a Fund before any purchase becomes effective. Failure to include your specific Fund and account information may delay processing of purchases. Purchases of Fund shares are made at the net asset value next determined after the purchase is accepted. See "How the Funds' Shares are Priced." Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the New York Stock Exchange, normally 4:00 p.m. eastern time.

    All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the U.S. Third-party checks will not be accepted as payment for purchases. If your purchase of shares is canceled due to non-payment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or the Transfer Agent. Each Fund can redeem shares to reimburse it or the Transfer Agent for any such loss.

    Each Fund reserves the right to reject any purchase, in whole or in part, and to suspend the offering of its shares for any period of time and to change or waive the minimum investment amounts specified in this Prospectus.

    No share certificates will be issued, except that certificates for shares of the Emerging Growth Fund will be issued upon written request to the Transfer Agent.

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                               HOW TO SELL SHARES

    You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day by following one of the procedures explained below.

REDEMPTIONS BY MAIL
-------------------------------------

    You may redeem your shares of a Fund by mailing a written request for redemption to the Transfer Agent that:

(1) states the number of shares or dollar amount to be redeemed;

(2) identifies your Fund and account number; and

(3) is signed by you and all other owners of the account exactly as their names appear on the account.

    If you request that the proceeds from your redemption be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

REDEMPTIONS BY TELEPHONE AND INTERNET
-------------------------------------

    Unless you have indicated you do not wish to establish telephone redemption privileges (see the Account Application or call the Transfer Agent for details), you may redeem shares by calling the Transfer Agent at 1-800-624-8025 by the close of the New York Stock Exchange, normally 4:00 p.m. eastern time, on any day the New York Stock Exchange is open for business.

    If an account has more than one owner, the Transfer Agent may rely on the instructions of any one owner. Each Fund employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. If procedures established by the Trust are not followed, the Funds and the Transfer Agent may be responsible for any losses because of unauthorized or fraudulent instructions. By not declining telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail or wire the redemption proceeds. If you recently opened an account by wire, you cannot redeem shares by telephone until the Transfer Agent has received your completed Application.

    Telephone redemption is not available for shares held in IRAs. Each Fund may change, modify, or terminate its telephone redemption services at any time upon 30 days' notice.

    You may in the future be able to initiate many transactions electronically. Neither the Funds nor the Transfer Agent will be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. The Transfer Agent may request personalized security codes or other information. For transactions conducted through the Internet, RSIM recommends the use of an Internet browser with 128-bit encryption. If you do not want the ability to sell and exchange by Internet, call RSIM for instructions.

WIRE TRANSFER OF REDEMPTIONS
-------------------------------------

    If your financial institution receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your financial institution's complete wiring instructions. The Funds will forward proceeds from telephone redemptions only to the bank account or brokerage account that you have authorized in writing. A $9.00 wire fee will be paid either by redeeming

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
shares from your account, or upon a full redemption, deducting the fee from the proceeds.

    AUTOSELL: The Autosell option allows shareholders to redeem shares from their RS Fund accounts and to have the proceeds sent directly to their checking account. If you have established the Autosell option, you may redeem shares by calling the Transfer Agent at 1-800-624-8025 and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automatic Clearing House (ACH) system. There is no fee for this option. If you did not establish this option at the time you opened your account, send a letter of instruction along with a voided check to the Transfer Agent.

GENERAL REDEMPTION POLICIES
-------------------------------------

    The redemption price per share is the net asset value per share next determined after the Transfer Agent receives the request for redemption in proper form, and each Fund will make payment for redeemed shares within seven days thereafter. Under unusual circumstances, a Fund may suspend repurchases, or postpone payment of redemption proceeds for more than seven days, as permitted by federal securities law. If you purchase shares of a Fund by check (including certified check) and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after the Fund's receipt of the check or until the check has cleared, whichever occurs first. If you purchase shares of a Fund through the Autobuy option and redeem them shortly thereafter, the Fund will delay payment of the redemption proceeds for up to fifteen days after your purchase of shares through the Autobuy option is accepted.

    You may experience delays in exercising telephone redemptions during periods of abnormal market activity. Accordingly, during periods of volatile economic and market conditions, you may wish to consider transmitting redemption orders to the Transfer Agent by an overnight courier service.

                                   EXCHANGES

    Shares of one Fund may be exchanged for shares of another Fund. Exchanges of shares will be made at their relative net asset values. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state where shares of the Fund in question are qualified for sale and qualifies to purchase shares of that Fund. (You may not exchange shares of a Fund for shares of the Emerging Growth Fund unless you are currently a shareholder of the Emerging Growth Fund.) However, you may not exchange your investment more than four times in any twelve-month period (including the initial exchange of your investment from that Fund during the period, and subsequent exchanges of that investment from other Funds or RS money market funds during the same twelve-month period).

    Investors should note that an exchange will result in a taxable event and will generally result in a taxable gain or loss. Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

    Unless you have indicated that you do not wish to establish telephone exchange privileges (see the Account Application or call the Funds for details), you may make exchanges by telephone.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          DIVIDENDS AND DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and net capital gains to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

    YOU MAY CHOOSE EITHER OF THE FOLLOWING DISTRIBUTION OPTIONS:

-  Reinvest your distributions in additional shares of your Fund; or

-  Receive your distributions in cash.

    All distributions will be automatically reinvested in Fund shares unless the shareholder requests cash payment on at least 10 days' prior written notice to the Transfer Agent.

                                     TAXES

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. A Fund will distribute substantially all of its net investment income and net capital gain income on a current basis.

    TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long shareholders have held Fund shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before an investment in a Fund (and thus were included in the price paid for the Fund shares). Distributions of gains from investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions will be taxable as described above, whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and tax status of distributions paid to you by each of the Funds for the preceding year.

    TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income or capital gains tax, depending on your holding period. A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

    A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Shareholders in a Fund that invests more than 50% of its assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes.

    CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 DISTRIBUTION ARRANGEMENTS AND RULE 12b-1 FEES

    Provident Distributors, Inc. is the principal underwriter of the Funds' shares. To compensate Provident for the services it provides and for the expenses it bears in connection with the distribution of a Fund's shares, each Fund makes payments to Provident under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each of the Funds pays Provident compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. Provident may pay brokers a commission expressed as a percentage of the purchase price of shares of the Funds.

    RS Investment Management or its affiliates provide certain services to Provident in respect of the promotion of the shares of the Funds. In return for those services, Provident pays to RS Investment Management or those affiliates a portion of the payments received by Provident under the Distribution Plan. The Plan is a compensation plan.

    RS Investment Management and its affiliates or Provident, at their own expense and out of their own assets, may also provide other compensation to financial institutions in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial institutions in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial institution-sponsored special events. In some instances, this compensation may be made available only to certain financial institutions whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent such may be prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

    The Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an on-going basis. As a result, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

DIVERSIFIED GROWTH FUND

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                                            Diversified Growth Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                                           PERIOD
                                                                     YEAR         YEAR         YEAR        8/1/96
                                                                    ENDED        ENDED        ENDED       THROUGH
                                                                 12/31/99     12/31/98     12/31/97   12/31/96(1)
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $15.89       $14.04       $12.42        $10.00
Net investment income/(loss)                                           --       (0.19)       (0.17)        (0.05)
Net realized and unrealized gain/(loss)                             22.58         2.43         3.72          2.47
-----------------------------------------------------------------------------------------------------------------
Total operations                                                    22.58         2.24         3.55          2.42
Distributions from net investment income                               --           --           --            --
Distribution from net realized capital gain                        (5.48)       (0.39)       (1.93)            --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $32.99       $15.89       $14.04        $12.42
Total Return                                                      150.21%       16.28%       29.45%        24.20%
Net assets, end of period (thousands)                            $304,746      $69,031      $80,278       $59,588
Net ratio of expenses to average net assets                         1.84%        1.89%        1.94%        2.28%*
Gross ratio of expenses to average net assets                       1.89%        1.95%        2.14%         2.44%
Net ratio of net investment income/(loss) to average net
 assets                                                           (1.40)%      (1.29)%      (1.20)%      (1.05)%*
Gross ratio of net investment income/(loss) to average net
 assets                                                           (1.44)%      (1.35)%      (1.40)%       (1.21)%
Portfolio turnover rate                                              473%         403%         370%           69%
-----------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) THE DIVERSIFIED GROWTH FUND COMMENCED OPERATIONS ON AUGUST 1, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

EMERGING GROWTH FUND

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                             Emerging Growth Fund
-----------------------------------------------------------------------------------------------------------------
                                                                                               NINE
                                      YEAR          YEAR          YEAR           YEAR        MONTHS          YEAR
                                     ENDED         ENDED         ENDED          ENDED         ENDED         ENDED
                                  12/31/99      12/31/98      12/31/97       12/31/96      12/31/95       3/31/95
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                          $22.95        $18.71        $20.07         $19.21        $18.36        $18.37
Net investment
 income/(loss)                        0.14        (0.20)        (0.14)         (0.17)        (0.15)        (0.17)
Net realized and unrealized
 gain/(loss)                         40.89          5.32          3.80           4.23          2.58          2.26
-----------------------------------------------------------------------------------------------------------------
Total operations                     41.03          5.12          3.66           4.06          2.43          2.09
Distributions from net
 investment income                      --            --            --             --            --            --
Distribution from net
 realized capital gain              (3.31)        (0.88)        (5.02)         (3.20)        (1.58)        (2.10)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                             $60.67        $22.95        $18.71         $20.07        $19.21        $18.36
Total Return                       182.56%        28.02%        18.54%         21.53%        13.50%        12.01%
Net assets, end of period
 (thousands)                    $3,579,620      $403,330      $248,730       $210,404      $167,728      $182,275
Net ratio of expenses to
 average net assets                  1.51%         1.47%         1.50%          1.60%        1.64%*         1.56%
Gross ratio of expenses to
 average net assets                  1.51%         1.47%         1.50%          1.60%         1.64%         1.56%
Net ratio of net investment
 income/(loss) to average
 net assets                        (1.19)%       (1.03)%       (0.68)%        (0.83)%      (0.99)%*       (0.96)%
Gross ratio of net
 investment income/(loss)
 to average net assets             (1.19)%       (1.03)%       (0.68)%        (0.83)%       (0.99)%       (0.96)%
Portfolio turnover rate               177%          291%          462%           270%          147%          280%
-----------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

THE EMERGING GROWTH FUND IS CURRENTLY CLOSED TO NEW INVESTORS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

THE INFORMATION AGE FUND-REGISTERED TRADEMARK-

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                               The Information Age Fund-Registered Trademark-
--------------------------------------------------------------------------------------------------------------------
                                                                                                              PERIOD
                                                              YEAR        YEAR        YEAR        YEAR      11/15/95
                                                             ENDED       ENDED       ENDED       ENDED       THROUGH
                                                          12/31/99    12/31/98    12/31/97    12/31/96   12/31/95(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $17.96      $11.80      $11.51       $9.30        $10.00
Net investment income/(loss)                                    --      (0.20)      (0.22)      (0.20)        (0.01)
Net realized and unrealized gain/(loss)                      21.72        6.36        0.95        2.68        (0.69)
--------------------------------------------------------------------------------------------------------------------
Total operations                                             21.72        6.16        0.73        2.48        (0.70)
Distributions from net investment income                        --          --          --          --            --
Distribution from net realized capital gain                 (3.89)          --      (0.44)      (0.27)            --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $35.79      $17.96      $11.80      $11.51         $9.30
Total Return                                               126.22%      52.20%       6.15%      26.72%       (7.00)%
Net assets, end of period (thousands)                     $354,636    $159,604    $118,832    $106,264       $32,826
Net ratio of expenses to average net assets                  1.68%       1.74%       1.82%       2.03%        2.13%*
Gross ratio of expenses to average net assets                1.69%       1.74%       1.82%       2.03%         2.13%
Net ratio of net investment income/(loss) to average
 net assets                                                (1.54)%     (1.55)%     (1.71)%     (1.85)%      (0.89)%*
Gross ratio of net investment income/(loss) to average
 net assets                                                (1.55)%     (1.55)%     (1.71)%     (1.85)%       (0.89)%
Portfolio turnover rate                                       182%        224%        369%        452%           89%
--------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) THE INFORMATION AGE FUND-REGISTERED TRADEMARK- COMMENCED OPERATIONS ON NOVEMBER 15, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

RS INTERNET AGE FUND-TM-

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                          RS Internet Age Fund-TM-
--------------------------------------------------------------------------------------------------------------------
                                                                                                              PERIOD
                                                                                                             12/1/99
                                                                                                             THROUGH
                                                                                                         12/31/99(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                          $10.00
Net investment income/(loss)                                                                                      --
Net realized and unrealized gain/(loss)                                                                        $2.18
--------------------------------------------------------------------------------------------------------------------
Total operations                                                                                               $2.18
Distributions from net investment income                                                                          --
Distribution from net realized capital gain                                                                       --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                $12.18
Total Return                                                                                                  21.80%
Net assets, end of period (thousands)                                                                       $103,585
Net ratio of expenses to average net assets                                                                   1.76%*
Gross ratio of expenses to average net assets                                                                  1.82%
Net ratio of net investment income/(loss) to average
 net assets                                                                                                 (1.34)%*
Gross ratio of net investment income/(loss) to average
 net assets                                                                                                  (1.40)%
Portfolio turnover rate                                                                                           2%
--------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) RS INTERNET AGE FUND-TM- COMMENCED OPERATIONS ON DECEMBER 1, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

MICROCAP GROWTH FUND

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                                              MicroCap Growth Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                                             PERIOD
                                                                   YEAR        YEAR        YEAR             8/15/96
                                                                  ENDED       ENDED       ENDED             THROUGH
                                                               12/31/99    12/31/98    12/31/97         12/31/96(1)
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $14.26      $14.35      $11.00              $10.00
Net investment income/(loss)                                         --      (0.21)      (0.19)              (0.08)
Net realized and unrealized gain/(loss)                            8.08        0.12        3.54                1.08
-------------------------------------------------------------------------------------------------------------------
Total operations                                                   8.08      (0.09)        3.35                1.00
Distributions from net investment income                             --          --          --                  --
Distribution from net realized capital gain                          --          --          --                  --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $22.34      $14.26      $14.35              $11.00
Total Return                                                     56.66%     (0.63)%      30.45%              10.00%
Net assets, end of period (thousands)                          $103,312     $94,723    $104,858              $9,464
Net ratio of expenses to average net assets                       1.92%       1.91%       1.95%              3.08%*
Gross ratio of expenses to average net assets                     1.97%       2.01%       2.60%               6.40%
Net ratio of net investment income/(loss) to average net
 assets                                                         (1.67)%     (1.46)%     (1.35)%            (2.13)%*
Gross ratio of net investment income/(loss) to average net
 assets                                                         (1.72)%     (1.56)%     (2.00)%             (5.45)%
Portfolio turnover rate                                             90%        108%        170%                 22%
-------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) THE MICROCAP GROWTH FUND COMMENCED OPERATIONS ON AUGUST 15, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

MIDCAP OPPORTUNITIES FUND

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                     MidCap Opportunities Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                                 YEAR                YEAR                YEAR                 YEAR        7/12/95
                                                ENDED               ENDED               ENDED                ENDED        THROUGH
                                             12/31/99            12/31/98            12/31/97             12/31/96    12/31/95(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                        $14.04              $13.52              $13.62               $11.24         $10.00
Net Investment income/(loss)                     0.04                0.14                0.07                 0.02             --
Net realized and unrealized
 gain/(loss)                                     6.95                1.34                2.90                 2.70           1.24
---------------------------------------------------------------------------------------------------------------------------------
Total operations                                 6.99                1.48                2.97                 2.72           1.24
Distributions:
Distributions from net investment
 income                                        (0.05)              (0.19)              (0.04)               (0.02)             --
Distribution from net realized
 capital gain                                  (5.06)              (0.77)              (3.03)               (0.32)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $15.92              $14.04              $13.52               $13.62         $11.24
Total Return                                   56.12%              11.65%              22.40%               24.16%         12.40%
Net assets, end of period
 (thousands)                                 $226,529            $183,910            $298,669             $309,775       $136,902
Net ratio of expenses to average
 net assets                                     1.59%               1.30%               1.30%                1.71%         1.94%*
Gross ratio of expenses to
 average net assets                             1.67%               1.64%               1.72%                1.76%          1.94%
Net ratio of net investment
 income/(loss) to average net
 assets                                         0.31%               1.00%               0.45%                0.18%       (0.01)%*
Gross ratio of net investment
 income/(loss) to average net
 assets                                         0.23%               0.65%               0.03%                0.13%        (0.01)%
Portfolio turnover rate                          408%                212%                236%                 212%            97%
---------------------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) THE MIDCAP OPPORTUNITIES FUND COMMENCED OPERATIONS ON JULY 12, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

VALUE + GROWTH FUND

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                                      Value + Growth Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        NINE
                                             YEAR          YEAR          YEAR           YEAR          MONTHS          YEAR
                                            ENDED         ENDED         ENDED          ENDED           ENDED         ENDED
                                         12/31/99      12/31/98      12/31/97       12/31/96        12/31/95       3/31/95
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $25.92        $23.18        $24.16         $22.66          $18.25        $13.56
Net investment income/(loss)                   --        (0.25)        (0.26)         (0.24)          (0.16)        (0.18)
Net realized and unrealized
 gain/(loss)                                 7.16          6.33          3.71           3.47            4.57          5.07
--------------------------------------------------------------------------------------------------------------------------
Total operations                             7.16          6.08          3.45           3.23            4.41          4.89
Distributions from net investment
 income                                        --            --            --             --              --            --
Distribution from net realized
 capital gain                              (2.65)        (3.34)        (4.43)         (1.73)              --        (0.20)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $30.43        $25.92        $23.18         $24.16          $22.66        $18.25
Total Return                               28.43%        27.44%        13.81%         14.12%          24.16%        36.27%
Net assets, end of period
 (thousands)                             $673,900      $677,505      $752,994       $643,157      $1,140,151      $428,903
Net ratio of expenses to average net
 assets                                     1.59%         1.46%         1.44%          1.51%          1.45%*         1.68%
Gross ratio of expenses to average
 net assets                                 1.59%         1.46%         1.44%          1.51%           1.45%         1.68%
Net ratio of net investment income/
 (loss) to average net assets             (1.20)%       (0.96)%       (0.96)%        (1.06)%        (1.04)%*       (1.09)%
Gross ratio of net investment
 income/ (loss) to average net
 assets                                   (1.20)%       (0.96)%       (0.96)%        (1.06)%         (1.04)%       (1.09)%
Portfolio turnover rate                       80%          190%          228%           221%            104%          232%
--------------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

THE CONTRARIAN FUND-TM-

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                            The Contrarian Fund-TM-
-----------------------------------------------------------------------------------------------------------------
                                                                                               NINE
                                     YEAR          YEAR          YEAR            YEAR        MONTHS          YEAR
                                    ENDED         ENDED         ENDED           ENDED         ENDED         ENDED
                                 12/31/99      12/31/98      12/31/97        12/31/96      12/31/95       3/31/95
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                          $7.23        $11.61        $16.57          $13.78        $10.70        $12.34
Net investment income/(loss)         0.20        (0.08)          0.00            0.00        (0.01)        (0.04)
Net realized and unrealized
 gain/(loss)                         2.57        (3.72)        (4.88)            2.99          3.09        (1.35)
-----------------------------------------------------------------------------------------------------------------
Total operations                     2.77        (3.80)        (4.88)            2.99          3.08        (1.39)
Distributions from net
 investment income                     --            --            --              --            --            --
Distribution from net
 realized capital gain                 --        (0.58)        (0.08)          (0.20)            --        (0.25)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                            $10.00         $7.23        $11.61          $16.57        $13.78        $10.70
Total Return                       38.31%      (32.69)%      (29.51)%          21.68%        28.79%      (11.23)%
Net assets, end of period
 (thousands)                     $115,911      $124,666      $398,242      $1,063,438      $507,477      $397,646
Net ratio of expenses to
 average net assets                 2.17%         2.83%         2.48%           2.46%        2.54%*         2.46%
Gross ratio of expenses to
 average net assets                 2.43%         2.83%         2.48%           2.46%         2.54%         2.58%
Net ratio of net investment
 income/(loss) to average
 net assets                       (1.17)%       (0.80)%         0.01%         (0.02)%      (0.20)%*       (0.27)%
Gross ratio of net
 investment income/(loss) to
 average net assets               (1.43)%       (0.80)%         0.01%         (0.02)%       (0.20)%       (0.39)%
Portfolio turnover rate               86%           39%           36%             44%           29%           79%
-----------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

GLOBAL NATURAL RESOURCES FUND

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                                Global Natural Resources Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           PERIOD
                                          YEAR                 YEAR                 YEAR                  YEAR           11/15/95
                                         ENDED                ENDED                ENDED                 ENDED            THROUGH
                                      12/31/99             12/31/98             12/31/97              12/31/96        12/31/95(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                               $7.46               $11.67               $14.29                $10.12             $10.00
Net investment
 income/(loss)                          (0.01)               (0.07)               (0.05)                (0.06)               0.02
Net realized and
 unrealized gain/(loss)                   1.68               (3.95)               (2.39)                  4.24               0.10
---------------------------------------------------------------------------------------------------------------------------------
Total operations                          1.67               (4.02)               (2.44)                  4.18               0.12
Distributions from net
 investment income                          --                   --                   --                (0.01)                 --
Distribution from net
 realized capital gain                      --               (0.19)               (0.18)                    --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                                  $9.13                $7.46               $11.67                $14.29             $10.12
Total Return                            22.39%             (34.45)%             (17.14)%                41.21%              1.20%
Net assets, end of period
 (thousands)                           $22,818              $23,476              $78,371              $120,521               $792
Net ratio of expenses to
 average net assets                      2.09%                1.95%                1.81%                 1.94%             2.60%*
Gross ratio of expenses to
 average net assets                      2.42%                2.21%                1.82%                 2.16%             14.25%
Net ratio of net
 investment income/(loss)
 to average net assets                 (1.72)%              (0.69)%              (0.38)%               (0.45)%             1.84%*
Gross ratio of net
 investment income/(loss)
 to average net assets                 (2.05)%              (0.96)%              (0.38)%               (0.67)%            (9.81)%
Portfolio turnover rate                   140%                  63%                  97%                   82%                 0%
---------------------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) THE GLOBAL NATURAL RESOURCES FUND COMMENCED OPERATIONS ON NOVEMBER 15, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (continued)

PARTNERS FUND

The financial highlights table is intended to help you understand the financial performance of the Fund since the Fund commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                   Partners Fund
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                   PERIOD
                                                               YEAR        YEAR        YEAR        YEAR           7/12/95
                                                              ENDED       ENDED       ENDED       ENDED           THROUGH
                                                           12/31/99    12/31/98    12/31/97    12/31/96       12/31/95(1)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $11.53      $16.49      $14.60      $10.39            $10.00
Net investment income/(loss)                                 (0.04)      (0.04)        0.13        0.13              0.06
Net realized and unrealized gain/(loss)                        0.47      (4.31)        2.52        4.36              0.33
-------------------------------------------------------------------------------------------------------------------------
Total operations                                               0.43      (4.35)        2.65        4.49              0.39
Distribution from net investment income                          --      (0.38)      (0.12)      (0.06)                --
Distribution from net realized capital gain                      --      (0.23)      (0.64)      (0.22)                --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $11.96      $11.53      $16.49      $14.60            $10.39
Total Return                                                  3.73%    (27.38)%      18.08%      43.15%             3.90%
Net assets, end of period (thousands)                       $22,374     $47,936    $194,133    $127,268            $7,480
Net ratio of expenses to average net assets                   2.13%       1.88%       1.78%       1.93%            2.41%*
Gross ratio of expenses to average net assets                 2.79%       2.07%       1.78%       2.15%             5.12%
Net ratio of net investment income/(loss) to average net
 assets                                                     (1.24)%     (0.26)%       0.82%       0.95%            1.34%*
Gross ratio of net investment income/(loss) to average
 net assets                                                 (1.90)%     (0.46)%       0.82%       0.73%           (1.37)%
Portfolio turnover rate                                         84%         73%         78%        101%               71%
-------------------------------------------------------------------------------------------------------------------------

Per share data has been determined by using the average number of shares outstanding throughout the period.

* ANNUALIZED.

(1) THE PARTNERS FUND COMMENCED OPERATIONS ON JULY 12, 1995.

                       This Page Intentionally Left Blank

    The Trust's Statement of Additional Information ("SAI") dated May 1, 2000 and annual and semi-annual reports to shareholders contain additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this prospectus, which means that they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may obtain free copies of these materials, request other information about the Funds, or make shareholder inquiries by writing to the Trust at the address below or by telephoning 1-800-766-FUND.

    The Trust, RS Investment Management, and Provident Distributors, Inc. have adopted codes of ethics which, under certain circumstances, permit personnel subject to those codes to invest in securities that may be purchased or held by the Funds. The codes of ethics of the Trust, RS Investment Management, and Provident are filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the codes of ethics, at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. The Commission maintains a Web site at http://www.sec.gov, which contains reports and other information about the Funds. You may also obtain copies of these materials, including the codes of ethics, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-05159.

ADDRESS CORRESPONDENCE TO:
RS Investment Management
388 Market Street, Suite 200
San Francisco, CA 94111
www.rsim.com

Shareholder Services
1-800-766-FUND

                                     [LOGO]

                              RS INVESTMENT TRUST

                                ----------------

                                   PROSPECTUS
                                ----------------

                                  MAY 1, 2000
                         (AS REVISED NOVEMBER 30, 2000)

                                 1-800-766-FUND
                                  www.rsim.com

507509
Investment Company Act File No. 811-05159